Exhibit 99.1

Eagle Pharmaceuticals October 2018

Forward Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words such as “will,” “underway,” “allow,” “expect(ed),” “pursuing,” “may,” “would,” “addressing,” “creating,” “intends,” “anticipate(s),” “plan,” “partner,” “could,” “enables,” “potential(ly),” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the continued commercial performance of our marketed products, including but not limited to BENDEKA, which is marketed by our partner Teva, Ryanodex, which we market ourselves, as well as our ability to replicate our marketing successes for our other product candidates such as Ryanodex for EHS or other additional indications, our pemetrexed candidate, our bendamustine candidate, or our fulvestrant candidate, either through joint or direct marketing efforts; successful compliance with FDA and other governmental regulations applicable to our products and businesses; the label expansions of Ryanodex for EHS patients and for the treatment of neurological impact and nerve agent exposure; our ability to protect the longevity of the bendamustine franchise; the strength of our cash position and the ability to optimize the deployment of capital and take advantage of market opportunities; the continued year over year growth of our revenue, EBITDA, adjusted non-GAAP earnings per share and profit margins; the continued growth of the global biologics market and our ability to use the Arsia Therapeutics (now Eagle Biologics) to enter into the biologics market and to effectively carry out our strategy in this new market; the contribution of the Ryanodex portfolio to our growth; the timing of Ryanodex for EHS obtaining FDA approval, if ever, and, entering the market; and the advancement of any of our other product candidates including, but not limited to, fulvestrant and pemetrexed, through the development process including FDA approval and the ability of any such products to have commercial success and to access significant new markets. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks include, but are not limited to: whether the FDA will ultimately approve Ryanodex for the treatment of EHS and neurological impact of nerve agent exposure; whether we can continue to make progress with the development of fulvestrant; whether our bendamustine product offering will achieve the anticipated market share; fluctuations in the trading column and market price of shares of our common stock; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of our products or product candidates or that may have an impact on any of our products or product candidates, successful compliance with FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of our intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies; the timing of product launches; the successful marketing of our products; the risks inherent in the early stages of drug development and in conducting clinical trials; general business and market conditions and management’s determination of alternative needs and uses of our cash resources; and other factors that are discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2018 and June 30, 2018 and our other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. 2

Non-GAAP Financial Performance Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted net income and adjusted earnings per share from continuing operations attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. Adjusted net income from continuing operations excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in contingent purchase price, non-cash interest expense and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the following Reconciliation of GAAP to Adjusted Net Income and Adjusted Earnings per Share and Reconciliation of GAAP to Adjusted Non-GAAP EBITDA for explanations of the amounts excluded and included to arrive at adjusted net income and adjusted earnings per share amounts, and adjusted non-GAAP EBITDA amounts, respectively, for the twelve months ended December 31, 2017, 2016 and 2015. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. 3

Significant Growth since IPO #16 on Fortune’s 100 List of Fastest-Growing Companies with #1 ranking for both 3-year EPS and revenue growth CF from Operations (1) expected to significantly increase in 2018 (1) (1) Cash Flow excludes receivables build 4

Strong EBITDA Margin 5 10% 34% 41% 2015 2016 2017 EBITDA Margin

2018 to date: 6 1st half of 2018 First-to-file Vasopressin ANDA Launched 500 ml bendamustine (“big bag”) Orphan Drug Exclusivity granted 2nd half of 2018 EHS enrollment of 2nd study completed; preliminary analysis of the data replicated treatment effect of 2015 Hajj Nerve agent: signed CRADA with US Military EA-111 (IM product in RYANODEX® franchise) Biostudy planning ongoing for second ANDA Fulvestrant

Creating additional value by addressing life-threatening, unmet needs Eight patents issued to date expiring from 2022 to 2025 7 Breakthrough formulation of dantrolene sodium Approved in July 2014; launched in August 2014 Completed enrollment of 2nd safety and efficacy study Meet with FDA to discuss next steps Potential to be the first drug to market for EHS A hyperthermic/hypermetabolic condition related to MH Orphan Drug Designation Plan to meet with FDA to discuss next steps Marketed Potential Label Expansion Malignant Hyperthermia Exertional Heat Stroke Nerve Agent Treatment of neurological damage secondary to nerve agent exposure as potential next indication Positive results of an initial study to evaluate the neuroprotective effects of RYANODEX in an established rodent model Progress being made to an IM version of RYANODEX RYANODEX®: Multiple Label Expansion Opportunities

RYANODEX for Exertional Heat Stroke P-value of 0.05 means that study results reported are 95% due to treatment effect rather than randomness Treatment effect observed after two distinct trials, regardless of sample size: p -value of .07-.08 92%-93% chance that the results we have are not random Treatment effect is clinically meaningful Believe we further removed randomness, duplicated results of 2015 study with similar study results from 2nd Hajj study Mathematical separation between active and control group No drugs on the market to treat EHS Orphan Drug Designation Fast Track and Priority Review Confident RYANODEX works as anticipated and plan to meeting with FDA as soon as possible 8 Additional indications for Ryanodex under review with more information to be provided at the appropriate times 6:1 odds ratio 6 fold likelihood that patient will have full CNS recovery using RYANODEX compared to standard of care cooling alone

RYANODEX for the Treatment of Nerve Agent Exposure Nerve agent (NA) exposure is often deadly; survivors frequently experience severe neurological consequences Q4 2018: Entered into agreement with the United States Army Medical Research Institute of Chemical Defense (USAMRICD) Study to evaluate the neuroprotective effects of RYANODEX GLP Study Design: Treatment will include the current standard of care, atropine and oxime Randomized to receive RYANODEX or a control vehicle as added treatment Potentially pivotal trial If approved, RYANODEX would be a first of its kind neuroprotective treatment for the amelioration of neurological damage due to NA exposure 9

RYANODEX for NA Pilot Study Summary

- Over 50 rodents exposed to a high dose of the NA soman
  - Treated with the known antidote for acute poisoning (atropine and HI-6)
  - All surviving study rodents developed severe status epilepticus and were treated with standard AEDs according to protocol
- Study rodents were randomly assigned to receive RYANODEX or control vehicle as added treatment
- No safety issues were observed
- **Rodents treated with RYANODEX + AEDs had better performance in neurobehavioral testing, compared to animals treated with AEDs only, and substantially less brain damage**
  - Showed substantially lower level of brain cell necrosis
  - Rodents treated with standard therapy showed a mean necrosis score of 2.6 in fronto-parietal cortex, compared to a group of RYANODEX treated rodents showing a score of 0.6 in the same anatomical region
  - The scoring system for cell necrosis ranges between 0 (normal, no necrosis) to 5 (cellular necrosis greater than 80%)

CONFIDENTIAL
© 2018 Eagle Pharmaceuticals, Inc. All rights reserved.

10

EAGLE PHARMACEUTICALS

U.S. District Court for the District of Columbia issued a decision requiring FDA to grant seven years of ODE in the U.S. for BENDEKA FDA will not be able to approve any drug applications referencing BENDEKA until ODE expires in December 2022 Generic TREANDA® entry now not expected until December 2022 Further Protects Longevity of BENDEKA franchise 11 Seven Year Orphan Drug Exclusivity (ODE) Granted for BENDEKA by Court

Bendamustine Long Life Cycle 12 1/1/15-6/30/18: $126 mm in aggregate milestones earned 1/1/16-6/30/18: $303 mm in royalties earned Significant BENDEKA royalties and milestones earned Orphan Drug Exclusivity Granted 2016 - 2025 Improved product profile and unique J-code for BENDEKA 15 OB listed patents through 2033 Up to 97% market share for BENDEKA BENDEKA Royalty of 25% of US net sales (increased from 20% in Q4 2016) FDA approval for 2nd manufacturing site TREANDA generics not expected before December 2022 Expansion to OUS markets (20% royalty) Launched “big bag” with potential market share of up to 12%

Fifteen Orange Book Patents Running from 2026-2033 Protecting the longevity of the bendamustine franchise 13 U.S. Patent No. Patent Expiration 8,609,707 1/28/2031 8,791,270*PED (owned by Teva Pharmaceutical Industries Ltd.) 7/12/2026 9,000,021 3/15/2033 9,034,908 3/15/2033 9,144,568 3/15/2033 9,265,831 1/28/2031 9,572,796 1/28/2031 9,572,797 1/28/2031 9,572,887 3/15/2033 9,579,384 3/15/2033 9,579,397 3/15/2033 9,579,398 3/15/2033 9,579,399 3/15/2033 10,010,533 1/28/2031 10,052,385 3/15/2033 Eagle/Teva asserting all patents challenged by ANDA filers

500 ml admixture for the treatment of patients with CLL and NHL Launched our ready-to-dilute product with our internal sales force Expands our bendamustine product offering and is complementary to BENDEKA Enables us to provide value to a cost-conscious segment of the market Anticipate over time achieving up to a 12% market share 14 Launch of “big bag” Ready-to-dilute (RTD) bendamustine hydrochloride (HCl) solution

Fulvestrant Opportunity

INDICATIONS for FASLODEX®

Label expanded in the U.S. to first line breast cancer in August 2017

Monotherapy

FASLODEX is indicated for the treatment of hormone receptor (HR)-positive, human epidermal growth factor receptor 2 (HER2)-negative advanced breast cancer in postmenopausal women not previously treated with endocrine therapy, or HR-positive advanced breast cancer in postmenopausal women with disease progression following endocrine therapy

Combination Therapy

FASLODEX in combination with palbociclib is indicated for the treatment of HR-positive, human epidermal growth factor receptor 2 (HER2)-negative advanced or metastatic breast cancer in women with disease progression after endocrine therapy.

- Currently marketed by AstraZeneca
- Administered monthly in a doctor's office as 2 separate intramuscular injections, one in each buttock
- FDA has recently required revising the FASLODEX label

Faslodex ® is a registered trademark of AstraZeneca.

CONFIDENTIAL
© 2018 Eagle Pharmaceuticals, Inc. All rights reserved.

15

EAGLE PHARMACEUTICALS

The Problem 16 2 deep intramuscular injections of high viscosity product per dose of treatment (5 mL each) Administered over 1-2 minutes into each buttock Painful procedure FASLODEX injection reactions have been associated with peripheral nerve adverse reactions, including risk of damaging the sciatic nerve

Pemetrexed Opportunity

- At this time, Lilly's Alimta patent litigations prevent current ANDA filers from launching until May 24, 2022
- FDA granted tentative approval of Eagle's Pemetrexed RTD PEMFEXY™ Oct. 27, 2017
- Lilly sued Eagle on August 14, 2017. Trial scheduled to begin on Sept. 9, 2019; 30 month stay February 2020.
- There are four 505(b)(2) filers (DRL, Hospira, Actavis/Teva, Apotex) with a similar approach to Eagle's (ours appears to be a differentiated product)
  - DRL and Hospira both filed Motions for Summary Judgment of Noninfringement in late July 2017
    - DRL's summary judgment motion was denied
    - Hospira's summary judgment briefing scheduled to be completed in Q4 2018
  - DRL went to trial in February 2018. We anticipate a decision by Q4 2018. Hospira trial scheduled to begin Dec. 3, 2018
  - Apotex was sued in August 2017. Trial is presumptively scheduled for July 2019
  - Eagle continues evaluating all litigations and outcomes
- Multi-billion market opportunity (LTM Sales: $1.06B U.S., $1.04B Ex-U.S., $2.10B WW) [1]

[1] Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lily & Company Quarterly Results; Statements of Consolidated Income – As Reported, Q2 2018; https://investor.lilly.com/results.cfm

CONFIDENTIAL
© 2018 Eagle Pharmaceuticals, Inc. All rights reserved.
17

EAGLE PHARMACEUTICALS

Acquired Arsia Therapeutics in 2016 Enhances Eagle’s formulation capabilities and expands product development opportunities Extends Eagle’s strategy: plan to partner with key Biosimilar or Bioinnovator companies to alter their existing pipeline into “Biobetters” $45 million investment The global biologics market could exceed $390 billion in value over the next five years1 Growing at nearly 2X the rate of pharma1 By the end of 2020, biologics could account for 28% of the global pharmaceuticals market1 The global biosimilar market may reach $20 - $26 billion by 20202 18 References: 1. PRA Health Sciences Whitepaper. The Value of Biobetters. December 2015. 2. IMS Medicines Use and Spending in the U.S. – A Review of 2015 and Outlook to 2020. April 2015. Eagle Biologics Market Opportunity

2018 & Beyond: Poised for Growth 19 Multiple potential regulatory filings in 2018 Ryanodex EHS Nerve agent Intramuscular Eagle ANDA Assets Filed vasopressin Q1 2018; first to file status Advancing 2nd product Fulvestrant Completed study randomization Feb 2018 File Q4 2018 pending study results Bendeka/ bendamustine family Launched “big” bag” May 2018 OUS markets ODE granted ROW

LTM 6/30/18 EBITDA: $72.5 mm Cash: $100.2 mm A/R: $69.4 mm Share Repurchase Plan $103.5 mm repurchased (1.6 mm shares at $65.37) since August 2016 $12 million during August and September 2018; majority purchased after EHS data release $100 mm additional authorization approved by the Board August 2017 14.9 mm basic shares outstanding (at 09/30/18) $150 mm credit facility August 2017 $100 mm term loan ($47.5 mm outstanding at 06/30/18) $50 mm revolver 20 As of 06/30/18 Financial Highlights

Thank You October 2018 21

APPENDIX 22

Reconciliation of GAAP to Adjusted Non-GAAP Net Income Explanation of Adjustments: Amortization of intangible assets for Ryanodex and Docetaxel Gain on divestiture of diclofenac-misoprostol Amortization of intangible assets for Eagle Biologics Changes in the fair value of contingent consideration (Docetaxel and Eagle Biologics) Reflects the estimated tax effect of the pretax adjustments, $3.4 million of tax expense from U.S. tax reform which is reflected in fourth quarter of 2017 and the reversal of a tax valuation allowance in the fourth quarter of 2016 23 (in thousands) 2015 2016 2017 Net income from operations - GAAP 2,571 $ 81,453 $ 51,943 $ Before tax adjustments: Cost of product revenues: Amortization of acquired intangible assets (1) 746 1,194 Gain on sale of asset (2) (1,750) Research and development: Share-based compensation expense 2,914 3,942 Depreciation 74 Expense of acquired in-process research & development 1,000 Selling, general and administrative: Share-based compensation expense 4,051 6,853 11,487 Amortization of acquired intangible assets (3) 203 1,620 Depreciation 112 640 858 Debt issuance costs - 286 Severance 268 Other: Non-cash interest expense 8 238 Changes in fair value of contingent consideration (4) 957 (7,378) Asset impairment charge - 7,235 Legal Settlement 1,650 Tax adjustments (5) (46,103) (5,368) Adjusted Non-GAAP net income 6,734 $ 45,921 $ 69,049 $ Adjusted Non-GAAP earnings per share Basic 0.44 $ 2.96 $ 4.57 $ Diluted 0.41 $ 2.79 $ 4.34 $ Weighted number of common shares outstanding: Basic 15,250,154 15,533,681 15,102,890 Diluted 16,253,781 16,434,104 15,908,211 Twelve Months Ended December 31,

Reconciliation of GAAP to Adjusted Non-GAAP EBITDA 24 (in thousands) 2015 2016 2017 Net income from operations - GAAP 2,571 $ 81,453 $ 51,943 $ Add back: Interest expense (income), net (14) (76) 1,045 Provision for income taxes 3 (28,026) 21,002 Depreciation and amortization 112 1,589 3,746 Add back: - Stock-based compensation 4,051 9,768 15,429 Changes in fair value of contingent consideration - 957 (7,378) Debt issuance costs - 286 Asset impairment charges - 7,235 Gain on sale of asset (1,750) - Expense of acquired in-process research & development 1,000 Severance 268 Legal Settlement 1,650 Adjusted Non-GAAP EBITDA 6,723 $ 63,915 $ 96,226 $ Twelve Months Ended December 31,